SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010 ubroadcast, inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-19961	01-0623010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1666 Garnet Avenue, Suite 312, San Diego, California 92109
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 352-6975

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to ubroadcast, inc., a Delaware corporation and its subsidiaries, unless otherwise stated.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LIMITED FINANCIAL RESOURCES, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)  Agreement of Merger. On May 12, 2010 the Company, the Company’s wholly-owned subsidiary, SI Acquisition Corp. (the “Subsidiary”), and Santeon, Inc. (“Santeon”) entered into the Agreement of Merger (the “Agreement”).

Under the terms of the Agreement, the Effective Time of the Merger is to be the date and time at which the Certificate of Merger is filed with the Secretary of State of the State of Delaware (or at such later time as may be specified in the Certificate of Merger.  At the Effective Time, Santeon is to be merged into the Subsidiary with the Subsidiary to be the surviving corporation and: (a) the bylaws of the Subsidiary to be the operative bylaws; and (b) the Subsidiary to change its name to ubroadcast, inc. as soon as practicable thereafter.

At the Effective Time, all of the outstanding shares of Santeon are to be acquired for an aggregate of 80,000,000 shares of the common stock of the Company using an exchange ratio of forty shares of the Company’s Common Stock for every one share of Santeon common stock outstanding at closing of the Agreement (the “Closing”).

The Agreement provides that at the Effective Time, Jason Sunstein and David Loflin are to resign as Directors of the Company and that Ashraf M. Rofail, Ahmed Sidky, Ashraf Yacoub, John Castiglione, and Doug Hay shall be elected to serve as Directors of the Company until the earlier of their removal or resignation.

The Agreement also contains customary provisions for termination, amendments, waiver, dispute resolution with the latter to be undertaken via arbitration in San Diego, California and applying Delaware law.

In addition to the Agreement of Merger, we also entered into the following additional agreements:

(b)  Employment Agreement with Ahmed Sidky.  On May 12, 2010, the Company entered into an Employment Agreement with Ahmed Sidky (the “Sidky Agreement”).  Under the terms of the Sidky Agreement, the Company agreed to employ Ahmed Sidky as the Company’s Product and Service Delivery executive at a monthly salary of $15,000 per month and, at Mr. Sidky’s option, to be paid any accrued and unpaid salary in the form of the Company’s Common Stock upon giving notice to the Company and using the “Applicable Share Price” formula set forth in the Sidky Agreement. In addition, the Company agreed to provide Mr. Sidky with: (1) either a cellular telephone or pay his cellular telephone expenses; (2) an automobile; (3) employment benefits and other compensation as are provided to the Company’s other employees; and (4) three weeks of annual vacation.  In addition, the Company entered into an Indemnity Agreement wherein the Company agreed to indemnify Mr. Sidky in connection with the services he provides to the Company as a Director subject to the limitations of the Company’s By-laws and the Delaware General Corporation Law and, as a condition of the Employment Agreement, Mr. Sidky agreed to the terms of a Confidentiality Agreement wherein Mr. Sidky agreed to keep and hold certain information  and documents as confidential material and not to release or distribute any such information and documents except as allowed under the confidentiality agreement.

(c) Employment Agreement with Ashraf M. Rofail.  On May 12, 2010, In addition, the Company entered into an Employment Agreement with Ashraf M. Rofail (the “Rofail Agreement”).  Under the terms of the Rofail Agreement, the Company agreed to employ Mr. Rofail as Chairman and Chief Executive Officer of the Company at a salary of $15,000 per month and, at Mr. Rofail’s option, to be paid any accrued and unpaid salary in the form of the Company’s Common Stock upon giving notice to the Company and using the “Applicable Share Price” formula set forth in the agreement. In addition, the Company entered into an Indemnity Agreement wherein the Company agreed to indemnify Mr. Rofail in connection with the services he provides to the Company as a Director subject to the limitations of the Company’s By-laws and the Delaware General Corporation Law and, as a condition of the Employment Agreement, Mr. Rofail agreed to the terms of a Confidentiality Agreement wherein Mr. Rofail agreed to keep and hold certain information  and documents as confidential material and not to release or distribute any such information and documents except as allowed under the confidentiality agreement.

(d)  Amendment to Employment Agreement with David Loflin.  On May 12, 2010, the Company entered into Amendment No. 2 to Third Amended and Restated Employment Agreement with David Loflin (the “Second Amended Third Amendment to Loflin Agreement”).  By the terms of the Second Amended Third Amendment to Loflin Agreement, Mr. Loflin is now employed as the Company’s Vice President of Business Development.

(e)  Amendment to Employment Agreement with John Castiglione.  On May 12, 2010, the Company entered into Amendment No. 2 to First Amended and Restated Employment Agreement with John L. Castiglione (the “Second Amended Castiglione Agreement”).  By the terms of the Amended Castiglione Agreement, Mr. Castiglione is now employed as the Company’s Vice President of Marketing.

(f)     Amendment to Employment Agreement with Jason Sunstein.  On May 12, 2010, the Company entered into Amendment No. 2 to First Amended and Restated Employment Agreement with Jason Sunstein (the “Second Amended Sunstein Agreement”).  By the terms of the Amended Sunstein Agreement, Mr. Sunstein is now employed as the Company’s Vice President of Finance.

(g)           Employment Agreement with Douglas Hay.  On May 12, 2010, the Company entered into an Employment Agreement with Douglas Hay (the “Hay Agreement”).  Under the Hay Agreement, which was effective April 15, 2010, the Company agreed to employ Mr. Hay for an initial term of three years (with provisions for renewal of the term) as the Company’s President, Chief Operating Officer, and Director. The Hay Agreement further provides for Mr. Hay to receive an annual base salary of $180,000 and allows for Mr. Hay to be eligible for a yearly bonus, a four week vacation, grant of a stock option for the purchase of up to 3,000,000 shares of the Company’s Common Stock (vested upon execution of the Hay Agreement) and an incentive of 3,000,000 additional shares of the Company’s Common Stock to be earned on the sixth, twelfth, eighteenth, and twenty-fourth month anniversary from the date at which the Hay Agreement was executed.  The Hay Agreement may be terminated “for cause” and “without cause.” The Hay Agreement also contains an indemnification provision and customary provisions regarding business expenses and dispute resolution.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELOECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGERMENTS OF CERTAIN OFFICERS.

On May 12, 2010, the Company accepted the resignation of the following persons: (a) David Loflin as a Director of the Company (but not as an officer); and (b) Jason Sunstein as a Director of the Company (but not as an officer). Both of the resignations were not occasioned by or the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.  Moreover, the resignations were submitted and accepted by the Company’s Board of Directors in connection with the Agreement of Merger (as described in Item 1.01 above) and in  furtherance of the Company’s acquisition of Santeon.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description

10.1	Plan and Agreement of Merger
10.2	Agreement of Merger
10.3	Employment Agreement with Ahmed Sidkey with Indemnity Agreement and Confidentiality Agreement
10.4	Employment Agreement with Ashraf M. Rofail with Indemnity Agreement and Confidentiality Agreement
10.5	Amendment No. 2 to Third Amended and Restated Employment Agreement with David Loflin
10.6	Amendment No. 2 to First Amended and Restated Employment Agreement with John L. Castiglione
10.7	Amendment No. 2 to First Amended and Restated Employment Agreement with Jason Sunstein
10.8	Employment Agreement Douglas Hay

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBROADCAST, INC.

Date: May 17, 2010	By:	/s/ Marc Lord
Marc Lord, Chief Financial Officer

ubraodcast, inc.
Exhibit Index

Exhibit No.	Description

10.1	Plan and Agreement of Merger
10.2	Agreement of Merger
10.3	Employment Agreement with Ahmed Sidkey with Indemnity Agreement and Confidentiality Agreement
10.4	Employment Agreement with Ashraf M. Rofail with Indemnity Agreement and Confidentiality Agreement
10.5	Amendment No. 2 to Third Amended and Restated Employment Agreement with David Loflin
10.6	Amendment No. 2 to First Amended and Restated Employment Agreement with John L. Castiglione
10.7	Amendment No. 2 to First Amended and Restated Employment Agreement with Jason Sunstein
10.8	Employment Agreement Douglas Hay

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